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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                                 OCTOBER 2, 2000


                             ADVANCE PARADIGM, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    0-21447                 75-2493381
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


                                5215 N. O'CONNOR
                                   SUITE 1600
                               IRVING, TEXAS 75039
              (Address and Zip Code of Principal Executive Offices)


                                 (469) 420-6000
              (Registrant's telephone number, including area code)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On October 2, 2000, pursuant to a Stock Purchase Agreement dated as of July 11, 2000 between Advance Paradigm, Inc., a Delaware corporation (the "COMPANY"), and Rite Aid Corporation, a Delaware corporation ("RITE AID"), the Company acquired PCS Holding Corporation, a Delaware corporation and a wholly-owned subsidiary of Rite Aid ("PCS"). PCS is a provider of pharmacy benefit administration and management services, mail order pharmacy services, computer-based prescription drug claims processing, and data management and disease-management services to health plan sponsors. The Company paid to Rite Aid as consideration for PCS an aggregate purchase price of (i) $675 million in cash, (ii) 125,000 shares of Series A-2 11% Preferred Stock, (iii) $200 million in senior subordinated notes and (iv) warrants to purchase 780,000 shares of the Company's common stock. The Series A-2 11% Preferred Stock is convertible upon receipt of stockholder approval into 6,250,000 shares of common stock. The consideration paid by the Company for the outstanding stock of PCS was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of PCS.

         The cash portion of the purchase price was financed with (i) senior secured debt provided by Merrill Lynch Capital Corporation, Bank of America, N.A., as collateral agent and administrative agent, Bank One, N.A., as documentation agent, and a syndicate of banks and (ii) equity financing of $150 million provided by Joseph Littlejohn & Levy Fund III, L.P. and certain other investors (the "JLL INVESTORS") pursuant to a Securities Purchase Agreement dated as of July 11, 2000 and an Exchange Agreement dated October 2, 2000 whereby the Company issued to the JLL Investors 4,207,000 shares of common stock, 65,854 shares of Series A-1 11% Preferred Stock and six shares of Series B Preferred Stock. The Series B Preferred Stock is convertible into 300 shares of common stock and the Series A-1 11% Preferred Stock is convertible upon receipt of stockholder approval into 3,292,700 shares of common stock. The Company is a leading independent provider of health improvement services offering health plans and an array of pharmacy benefit and health benefit management services designed to build better health.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of PCS

                  The Financial Information required to be filed pursuant to
                  Item 7(a) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

         (b)      Pro Forma Financial Information


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                  The Pro Forma Financial Information required to be filed
                  pursuant to item 7(b) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

             (c)     Exhibits

             EXHIBIT
             NUMBER        DESCRIPTION OF EXHIBITS
             -------       -----------------------
                2.1        Stock Purchase Agreement dated as of July 11, 2000 by
                           and between Advance Paradigm, Inc. and Rite Aid
                           Corporation (filed as Exhibit 2.1 to the Company's
                           Form 8-K filed with the Securities and Exchange
                           Commission on July 31, 2000 and incorporated herein
                           by reference).

                2.2        Securities Purchase Agreement dated as of July 11,
                           2000 by and between Advance Paradigm, Inc. and Joseph
                           Littlejohn & Levy Fund III, L.P.

                2.3 Exchange Agreement dated as of October 2, 2000 by and between Advance Paradigm, Inc. and Joseph Littlejohn
                           & Levy Fund III, L.P.

                3.1        Second Amended and Restated Bylaws of Advance
                           Paradigm, Inc.

                3.2        Certificate of Designations for Series A-1 11%
                           Preferred Stock.

                3.3        Certificate of Designations for Series A-2 11%
                           Preferred Stock.

                3.4        Certificate of Designations for Series B Convertible
                           Preferred Stock.

               10.1 Stockholders' Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., Rite Aid
                           Corporation, Joseph Littlejohn & Levy Fund III, L.P.
                           and various other investors named therein.

               10.2        Registration Rights Agreement dated as of October 2,
                           2000 by and among Advance Paradigm, Inc., various guarantors named therein and Rite Aid Corporation.

               10.3        Warrant dated as of October 2, 2000 issued to Rite
                           Aid Corporation.

               10.4 Credit Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., Merrill Lynch Capital
                           Corporation and a syndicate of banks.

               10.5 Indenture dated as of October 2, 2000 by and among Advance Paradigm, Inc., various guarantors and U.S.
                           Trust Company of Texas, N.A.

               99.1        Joint Press Release dated July 12, 2000 issued by
                           Advance Paradigm, Inc. and Rite Aid Corporation
                           (filed as Exhibit 99.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on July 31, 2000 and incorporated herein by reference).

               99.2        Press Release dated October 2, 2000 issued by Advance
                           Paradigm, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCE PARADIGM, INC.

Date: October 16, 2000                       By: /s/ David D. Halbert
                                                 ------------------------------
                                             Name:  David D. Halbert
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer





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                                 EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBITS
-------       -----------------------
   2.1        Stock Purchase Agreement dated as of July 11, 2000 by
              and between Advance Paradigm, Inc. and Rite Aid
              Corporation (filed as Exhibit 2.1 to the Company's
              Form 8-K filed with the Securities and Exchange
              Commission on July 31, 2000 and incorporated herein
              by reference).

   2.2        Securities Purchase Agreement dated as of July 11,
              2000 by and between Advance Paradigm, Inc. and Joseph
              Littlejohn & Levy Fund III, L.P.

   2.3 Exchange Agreement dated as of October 2, 2000 by and between Advance Paradigm, Inc. and Joseph Littlejohn
              & Levy Fund III, L.P.

   3.1        Second Amended and Restated Bylaws of Advance
              Paradigm, Inc.

   3.2        Certificate of Designations for Series A-1 11%
              Preferred Stock.

   3.3        Certificate of Designations for Series A-2 11%
              Preferred Stock.

   3.4        Certificate of Designations for Series B Convertible
              Preferred Stock.

  10.1 Stockholders' Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., Rite Aid
              Corporation, Joseph Littlejohn & Levy Fund III, L.P.
              and various other investors named therein.

  10.2        Registration Rights Agreement dated as of October 2,
              2000 by and among Advance Paradigm, Inc., various guarantors named therein and Rite Aid Corporation.

  10.3        Warrant dated as of October 2, 2000 issued to Rite
              Aid Corporation.

  10.4 Credit Agreement dated as of October 2, 2000 by and among Advance Paradigm, Inc., Merrill Lynch Capital
              Corporation and a syndicate of banks.

  10.5 Indenture dated as of October 2, 2000 by and among Advance Paradigm, Inc., various guarantors and U.S.
              Trust Company of Texas, N.A.

  99.1        Joint Press Release dated July 12, 2000 issued by
              Advance Paradigm, Inc. and Rite Aid Corporation
              (filed as Exhibit 99.1 to the Company's Form 8-K filed with the Securities and Exchange Commission on July 31, 2000 and incorporated herein by reference).

  99.2        Press Release dated October 2, 2000 issued by Advance
              Paradigm, Inc.